Exhibit 99.2

NOTICE OF CONVERSION

The undersigned, the holder of the Promissory Note #2010-01 HBC dated May 20, 2010 in the principal amount of $1,675,312.50, hereby surrenders such Note for conversion into 2,254,787 shares of the restricted Common Stock of Imperial Petroleum, Inc., in exchange of the principal balance of the Note and any and all unpaid and accrued interest thereon representing the total unpaid principal and interest amount of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to, Craig Ducey, whose address is 710 Norfleet Drive, Middletown, IN 47356.

Dated: MAY 9, 2011

(Signature must conform in all respects to name of Holder as specified on the face of the Note)

710 Norfleet Drive
Middletown, IN 47356

Agreed to and Accepted this

9th day of May, 2011

IMPERIAL PETROLEUM, INC.

By:
Jeffrey T. Wilson, President

NOTICE OF CONVERSION

The undersigned, the holder of the Promissory Note #2010-02 HBC dated May 20, 2010 in the principal amount of $1,675,312.50, hereby surrenders such Note for conversion into 2,254,787 shares of the restricted Common Stock of Imperial Petroleum, Inc., in exchange of the principal balance of the Note and any and all unpaid and accrued interest thereon representing the total unpaid principal and interest amount of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to, Chad Ducey, whose address is 710 Norfleet Drive, Middletown, IN 47356.

Dated: May 9, 2011

(Signature must conform in all respects to name of Holder as specified on the face of the Note)

710 Norfleet Drive
Middletown, IN 47356

Agreed to and Accepted this

9th day of May, 2011

IMPERIAL PETROLEUM, INC.

By:
Jeffrey T. Wilson, President

NOTICE OF CONVERSION

The undersigned, the holder of the Promissory Note #2010-04HBC dated May 20, 2010 in the principal amount of $133,000.00, hereby surrenders such Note for conversion into 176,312 shares of the restricted Common Stock of Imperial Petroleum, Inc., in exchange of the principal balance of the Note and any and all unpaid and accrued interest thereon representing the total unpaid principal and interest amount of such Note and requests that the certificates for such shares be issued in the name of, and delivered to, Bruce Carmichael, whose address is 710 Norfleet Drive, Middletown, IN 47356.

Dated: May 9, 2011

(Signature must conform in all respects to name of Holder as specified on the face of the Note)

710 Norfleet Drive
Middletown, IN 47356

Agreed to and Accepted this

9th day of May, 2011

IMPERIAL PETROLEUM, INC.

By:
Jeffrey T. Wilson, President

NOTICE OF CONVERSION

The undersigned, the holder of the Promissory Note #2010-04HBC dated May 20, 2010 in the principal amount of $133,000.00, hereby surrenders such Note for conversion into 176,312 shares of the restricted Common Stock of Imperial Petroleum, Inc., in exchange of the principal balance of the Note and any and all unpaid and accrued interest thereon representing the total unpaid principal and interest amount of such Note and requests that the certificates for such shares be issued in the name of, and delivered to, Bruce Carmichael, whose address is 710 Norfleet Drive, Middletown, IN 47356.

Dated: May 9, 2011

(Signature must conform in all respects to name of Holder as specified on the face of the Note)

710 Norfleet Drive
Middletown, IN 47356

Agreed to and Accepted this

9th day of May, 2011

IMPERIAL PETROLEUM, INC.

By:
Jeffrey T. Wilson, President